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                                                                 CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) FEBRUARY 28, 1997
                                                 -----------------

                               CIGNA CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                1-8323            06-1059331
         --------                ------            ----------
(State or other jurisdiction    (Commission       (IRS Employer
    of incorporation)           File Number)      Identification No.)




       ONE LIBERTY PLACE, 1650 MARKET STREET, P.O. BOX 7716
               PHILADELPHIA, PENNSYLVANIA          19192-1550
       -------------------------------------------------------
        (Address of principal executive offices)  (Zip Code)



             Registrant's telephone number, including area code


                               (215) 761-1000
                               --------------

                                NOT APPLICABLE
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.           Other Events.

         On February 27, 1997, CIGNA Corporation ("CIGNA") and Healthsource, Inc. ("Healthsource") entered into an Agreement and Plan of Merger (the "Merger Agreement") among CIGNA, Healthsource and CHC Acquisition Corp., a wholly-owned subsidiary of CIGNA ("CHC Acquisition"), providing for the transactions that will result in Healthsource becoming a subsidiary of CIGNA. Under the terms of the Merger Agreement, CHC Acquisition will commence a cash tender offer on or before March 6, 1997 for all outstanding shares of common stock, par value $.10 per share, of Healthsource (the "Healthsource Common Stock") at a price of $21.75 per share. Consummation of the tender offer is subject to, among other things, at least a majority of the shares of Healthsource Common Stock, determined on a fully-diluted basis, being validly tendered and not withdrawn prior to the expiration of the tender offer and the receipt of all applicable regulatory approvals. A copy of the press release of CIGNA announcing the transaction is filed herewith as Exhibit 99 and is incorporated by reference herein.

CAUTIONARY STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Statements not dealing with historical results are forward-looking and are based on estimates, assumptions and projections. CIGNA cautions the reader that actual results could differ materially from those expected by CIGNA depending on the outcome of certain factors including: (i) successful offering of CIGNA managed care products to existing Healthsource corporate customers and cross-selling of CIGNA's ancillary coverages (such as mental health and pharmacy coverages); (ii) timely elimination of redundant expenses and timely integration of management and information systems; (iii) achievement of medical cost reductions through effective medical cost management; (iv) renegotiation of provider contracts at less cost-effective rates or terms of payment; and (v) in order to secure the requisite antitrust and other approvals for the merger, CIGNA may be required to divest or hold separate certain assets which would render the merger less beneficial than expected. Finally, CIGNA and Healthsource face intense competition in their markets and there is, accordingly, no guarantee that after consummation of the merger CIGNA will achieve the expected financial and operating results and synergies. The reader is also directed to other important factors that are noted in CIGNA's annual, quarterly and current reports filed with the Securities and Exchange Commission.



Item 7.          Financial Statements and Exhibits.

         (c) The exhibit accompanying this report is listed in the Index to Exhibits below.






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                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CIGNA CORPORATION


Date: February 28, 1997                 By:      /s/Gary A. Swords
                                                 ------------------------
                                                 Gary A. Swords
                                                 Vice President and
                                                 Chief Accounting Officer



                               Index to Exhibits

Number                  Description                            Method of Filing
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
99                      CIGNA Corporation                      Filed herewith.
                        news release dated
                        February 28, 1997



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